Exhibit 99.3

SUPPORT AND VOTING AGREEMENT

This SUPPORT AND VOTING AGREEMENT (“Agreement”), dated as of

(Date), by and among (a) Groen Brothers Aviation, Inc., a Utah corporation (“Parent”), (b) Groen Brothers Aviation USA, Inc., a Utah corporation (“GBA USA”), (c) Groen Brothers Aviation International, LLC, a Delaware limited liability company (“GBA LLC” and, collectively with Parent and GBA USA, the “GBA Entities”), (d) the undersigned beneficial owners (or investment managers, agents, affiliates, advisors or other authorized representatives for the beneficial owners) or obligees with respect to obligations of the GBA Entities in respect of Parent’s shares of Series B 15% Cumulative Preferred Stock (including liabilities associated with mandatory redemption thereof) (“Series B Preferred Stock Obligations”), (e) the undersigned beneficial owners (or investment managers, agents, affiliates, advisors or other authorized representatives for the beneficial owners) or obligees with respect to debt obligations of Parent (other than the Series B Preferred Stock Obligations) owed to affiliates of Non-Series  B Secured Debt Obligations, (f) the undersigned beneficial owners (or investment managers, agents, affiliates, advisors or other authorized representatives for the beneficial owners) or obligees with respect to debt obligations of Parent other than Series B Preferred Stock Obligations and Non-Series B Secured Debt Obligations (collectively, the “Other Debt Obligations”), and (g) each other beneficial owner (or investment manager, agent, affiliate, advisor or other authorized representative for such other beneficial owner) or obligee with respect to debt obligations of Parent that executes a counterpart signature page to this Agreement after the date of this Agreement as provided in Section 19 ((a) through (g) above, together with any party that executes a Joinder (defined below), are collectively referred to herein as the “Parties,” and each, individually, a “Party”).

WHEREAS, the GBA Entities, the holders of the Series B Preferred Stock Obligations and the holders of the Non-Series B Secured Debt Obligations have engaged in good faith negotiations with the objective of exchanging certain of the debt obligations of the GBA Entities, including the exchange of Series B Preferred Stock Obligations, Non-Series B Secured Debt Obligations and Other Debt Obligations for beneficial ownership in one or more to-be-formed subsidiaries of Parent into which substantially all of Parent’s assets will be transferred, substantially as reflected in the Restructuring Term Sheet attached hereto as Annex A (the “Restructuring Term Sheet”) (the transactions referred to in the Restructuring Term Sheet shall be collectively referred to herein as the “Restructuring”) which sets forth the terms and conditions of such exchange (the “Exchange Offer”); and

WHEREAS, the Parties desire that the GBA Entities implement the Restructuring through the Exchange Offer and other transactions described in the Restructuring Term Sheet as soon as practicable on substantially the terms described in the Restructuring Term Sheet.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party hereby agrees as follows:

1.           Definitions.  Capitalized terms used and not defined in this Agreement have the meaning ascribed to them in the Restructuring Term Sheet.

2.           Agreement to Complete the Restructuring.  Subject to the terms and conditions of this Agreement, each Party agrees, subject to the terms and conditions of this Agreement, to use commercially reasonable efforts to promptly and diligently commence and consummate the Restructuring through the Exchange Offer and the other transactions, as each is substantially described in the Restructuring Term Sheet.  The obligations of the Parties hereunder are several and not joint and no Party hereto shall be responsible for the failure of any other Party hereto to perform its obligations hereunder.

3.           Obligations of the Holders of Series B Preferred Stock Obligations, Non-Series B Secured Debt Obligations and Other Debt Obligations to Support the Restructuring.  Subject to the terms and conditions of this Agreement, for so long as this Agreement is in effect:

(a)           each holder of Series B Preferred Stock Obligations (each, a “Series B Preferred Stock Obligation Holder”) agrees with each of the other Parties, in connection with and conditioned upon consummation of the Restructuring upon the terms substantially set forth in the Restructuring Term Sheet, to: (i) tender (or cause to be tendered) all notes and other instruments representing Series B Preferred Stock Obligations held by it pursuant to and in accordance with the Exchange Offer and the other terms and conditions of the Restructuring Term Sheet within ten (10) business days following the commencement of the Exchange Offer; and (ii) subject to the terms of the Restructuring Term Sheet, not to withdraw or revoke the foregoing unless and until this Agreement is terminated in accordance with its terms;

(b)           each holder of Non-Series B Secured Debt Obligations (each, a “Non-Series B Secured Debt Obligation Holder”) agrees with each of the other Parties, in connection with and conditioned upon consummation of the Restructuring upon the terms substantially set forth in the Restructuring Term Sheet, to: (i) tender (or cause to be tendered) all notes and other instruments representing the Non-Series B Secured Debt Obligations held by it pursuant to and in accordance with the Exchange Offer and the other terms and conditions of the Restructuring Term Sheet within ten (10) business days following the commencement of the Exchange Offer; and (ii) subject to the terms of the Restructuring Term Sheet, not to withdraw or revoke the foregoing unless and until this Agreement is terminated in accordance with its terms;

(c)           each holder of Other Debt Obligations (each, an “Other Debt Obligation Holder”) agrees with each of the other Parties, in connection with and conditioned upon consummation of the Restructuring upon the terms substantially set forth in the Restructuring Term Sheet, to: (i) tender (or cause to be tendered) all notes and other instruments representing Other Debt Obligations held by it pursuant to and in accordance with the Exchange Offer and the other terms and conditions of the Restructuring Term Sheet within ten (10) business days following the commencement of the Exchange Offer; and (ii) subject to the terms of the Restructuring Term Sheet, not to withdraw or revoke the foregoing unless and until this Agreement is terminated in accordance with its terms;

(d)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees not to Transfer1 any notes, stock certificates or other instruments or any rights in respect of any debt obligations of, or equity interests in, any of the GBA Entities (all the foregoing, collectively, “Interests”) held by it, in whole or in part, unless the transferee first agrees in writing by executing a joinder in substantially the form of Annex B hereto (a “Joinder”) to be bound by and subject to the terms and conditions of this Agreement.  Any Transfer of Interests in violation of the foregoing shall be deemed ineffective to Transfer any right to accept or reject the Exchange Offer, which right shall remain with and be exercised only by the purported transferor.  Each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder agrees to notify the GBA Entities and Secured in writing within three (3) business days of any Transfer of Interests permitted hereby and to provide the GBA Entities and Secured with a signed Joinder within three business days of such Transfer;

(e)           each Series B Preferred Stock Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that it will not vote for, consent to, provide any support for or solicit or encourage others to formulate any other tender offer, settlement offer, or exchange offer for any of the Series B Preferred Stock Obligations other than the Exchange Offer;

(f)           each Non-Series B Secured Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that it will not vote for, consent to, provide any support for or solicit or encourage others to formulate any other tender offer, settlement offer, or exchange offer for any of the Non-Series B Secured Debt Obligations other than the Exchange Offer;

(g)           each Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that it will not vote for, consent to, provide any support for or solicit or encourage others to formulate any other tender offer, settlement offer, or exchange offer for any of the Other Debt Obligations other than the Exchange Offer;

(h)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that it will vote in favor of (to the extent applicable), and not object to, or otherwise commence any proceeding to oppose, any transaction that is consistent in all material respects with the terms set forth in the Restructuring Term Sheet and shall not take any action that is inconsistent with or that would delay the consummation of the Restructuring in accordance with the terms of the Restructuring Term Sheet;

(i)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder

1
“Transfer” means to directly or indirectly (i) sell, pledge, assign, encumber, grant an option with respect to, transfer or dispose of any participation or interest (voting or otherwise) in or (ii) enter into an agreement, commitment or other arrangement to sell, pledge, assign, encumber, grant an option with respect to, transfer or dispose of any participation or interest (voting or otherwise) in, or the act thereof.

of equity interests (if applicable) in any of the GBA Entities) further agrees that any Interests acquired by such Party or any of its affiliates following the date of this Agreement shall be subject to the terms and conditions of this Agreement and shall be subject to the same treatment in the Restructuring as the Interests held by such Party as of the date hereof;

(j)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees not to grant any proxies to any Person2 in connection with such Party’s Interests to vote on the Restructuring except as is consistent with such Party’s obligations described in this Agreement;

(k)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that in the event that any of the GBA Entities or any of their affiliates files a petition for relief under the Bankruptcy Code3 or an involuntary proceeding is filed against any of the GBA Entities or any of their affiliates, such party will not support or vote in favor of any plan of reorganization that is inconsistent in any material respect with the terms set forth in the Restructuring Term Sheet;

(l)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees that in the event that any of the GBA Entities or any of their respective affiliates files a petition for relief under the Bankruptcy Code or an involuntary proceeding is filed against any of the GBA Entities or any of their respective affiliates, such party will support and vote in favor of any plan of reorganization filed by such GBA Entity(ies), so long as such plan of reorganization is consistent in all material respects with the terms set forth in the Restructuring Term Sheet; and

(m)           each Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder and Other Debt Obligation Holder (including in its capacity as a holder of equity interests (if applicable) in any of the GBA Entities) further agrees to not initiate or support the filing of any involuntary proceeding under the Bankruptcy Code against any of the GBA Entities or any of their respective affiliates.

4.           Amendments to the Restructuring.  The GBA Entities shall not alter any terms of the Restructuring set forth in the Restructuring Term Sheet without the prior written consent of the Series B Preferred Stock Obligation Holders and Non-Series B Secured Debt Obligation Holders.

2
“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and government authorities.

3	“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§101, et seq., as amended.

5.           Termination of Agreement.  Unless the Restructuring has been consummated as provided in this Agreement, this Agreement and all of the obligations and undertakings of the parties set forth in this Agreement shall terminate and expire in the event that:

(a)           the Exchange Offer shall not have been commenced by December 1, 2012 pursuant to definitive documents, which documents shall in all material respects be consistent with this Agreement (including the Restructuring Term Sheet), shall include appropriate releases and shall otherwise be in form and substance reasonably satisfactory to the GBA Entities, the Series B Preferred Stock Obligation Holders and the Non-Series B Secured Debt Obligation Holders and their respective counsel; or

(b)           the Exchange Offer shall not have been consummated by December 31, 2012, on substantially the terms set forth in the Restructuring Term Sheet.

The date upon which this agreement is terminated in accordance with this paragraph shall be the “Termination Date”.

6.           Representations and Warranties.  a) Each Party represents and warrants to the other Parties that:

(i)
if it is a Person other than a natural person, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part;

(iii)
the execution, delivery and performance by it of this Agreement do not and shall not (A) violate any order, judgment or provision of law, rule or regulation applicable to it or its properties or (B) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it is a party or under its certificate of incorporation, bylaws or other governing instruments;

(iv)
assuming the due execution and delivery of this Agreement by each of the other parties hereto, this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be subject to bankruptcy, moratorium, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors or the obligations of debtors generally and except as the same may be subject to the effect of general principles of equity; and

(v)	it has been represented by, or has had the opportunity to have been represented by, counsel in connection with this Agreement and the transactions contemplated by this Agreement.

(b)           Each Series B Preferred Stock Obligation Holder further represents and warrants to the other Parties that:

(i)
as of the date of this Agreement, such Series B Preferred Stock Obligation Holder is the sole beneficial owner of, or the investment adviser, agent, affiliate, manager or other representative for the sole beneficial owners of, (A) the amount of the Series B Preferred Stock Obligations (including any amounts owed with respect to any notes issues in respect thereto and any obligations of Parent with respect to the mandatory redemption of its shares of Series B 15% Cumulative Preferred Stock) set forth below such Series B Preferred Stock Obligation Holder’s name on the signature pages hereto, with full power and authority to dispose of such obligations and any notes or other instruments related thereto, to vote and consent to matters concerning the Series B Preferred Stock Obligations, to exchange, assign and Transfer any notes or other instruments giving rise to Series B Preferred Stock Obligations and to bind the beneficial owner of such Series B Preferred Stock Obligations to this Agreement and (B) the shares of common stock of Parent as set forth below such Series B Preferred Stock Obligation Holder’s name on the signature pages hereto, with full power and authority to vote on and consent to matters concerning such common stock, and, other than pursuant to this Agreement, such common stock is free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Series B Preferred Stock Obligation Holder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed.;

(ii)
such Series B Preferred Stock Obligation Holder is a highly sophisticated investor and has substantial experience in evaluating and investing in private placement securities in companies similar to the GBA Entities so that it is capable of evaluating, and has independently evaluated, the merits and risks of its investment in the GBA Entities and has the capacity to protect its own interests; such Series B Preferred Stock Obligation Holder understands that it may be required to bear the economic risk of this investment indefinitely and has independently concluded that it is financially able to bear those risks indefinitely; such Series B Preferred Stock Obligation Holder is aware of the GBA Entities’ business affairs and financial condition, has had an opportunity to discuss with, ask questions of and receive answers from, the GBA Entities and their directors, officers and management regarding the GBA Entities’ business, management and financial affairs and the terms and conditions of the Exchange Offer and the Restructuring as set forth in the Restructuring

Term Sheet and has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information necessary for such Series B Preferred Stock Obligation Holder to decide to exchange, or not to exchange, its notes or other instruments giving rise to Series B Preferred Stock Obligations pursuant to the Exchange Offer as set forth in the Restructuring Term Sheet and otherwise enter into this Agreement;

(iii)
such Series B Preferred Stock Obligation Holder understands that the securities to be issued pursuant to the Exchange Offer have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”) and that such securities are being offered and sold pursuant to an exemption from registration contained in the Act; such Series B Preferred Stock Obligation Holder further acknowledges and understands that such securities may not be offered or sold within the United States or to, or for the account or benefit of a U.S. Person within the meaning of Regulation S promulgated under the Act, except in accordance with Regulation S or pursuant to a duly available exemption from the registration requirements of the Act, unless such securities are subsequently registered under the Act; such Series B Preferred Stock Obligation Holder understands that the GBA Entities have no obligation or present intention of registering such securities in the United States pursuant to the Act; and such Series B Preferred Stock Obligation Holder is an “Accredited Investor” within the meaning of Regulation D promulgated under the Act; and

(iv)
as of the date of this Agreement, such Series B Preferred Stock Obligation Holder is not aware of any event that, due to any fiduciary or similar duty to any other Person, would prevent it from taking any action required by, or on behalf of, it under this Agreement.

(c)           Each Non-Series B Secured Debt Obligation Holder further represents and warrants to the other Parties that:

(i)
as of the date of this Agreement, such Non-Series B Secured Debt Obligation Holder is the sole beneficial owner of, or the investment adviser, agent, affiliate, manager or other representative for the sole beneficial owners of, (A) the amount of the Non-Series B Secured Debt Obligations set forth below such Non-Series B Secured Debt Obligation Holder’s name on the signature pages hereto, with full power and authority to dispose of such obligations and any notes or other instruments related thereto, to vote and consent to matters concerning the Non-Series B Secured Debt Obligations, to exchange, assign and Transfer any notes or other instruments giving rise to Non-Series B Secured Debt Obligations and to bind the beneficial owner of such Non-Series B Secured Debt Obligations to this Agreement and (B) the shares of common stock of Parent as set forth below such Non-Series B Secured Debt Obligation Holder’s name on the signature pages hereto, with full power and authority to vote on and consent to matters concerning such common stock, and, other than pursuant to this Agreement, such common stock is free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Non-Series B Secured Debt Obligation Holder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed.;

(ii)
such Non-Series B Secured Debt Obligation Holder is a highly sophisticated investor and has substantial experience in evaluating and investing in private placement securities in companies similar to the GBA Entities so that it is capable of evaluating, and has independently evaluated, the merits and risks of its investment in the GBA Entities and has the capacity to protect its own interests; such Non-Series B Secured Debt Obligation Holder understands that it may be required to bear the economic risk of this investment indefinitely and has independently concluded that it is financially able to bear those risks indefinitely; such Non-Series B Secured Debt Obligation Holder is aware of the GBA Entities’ business affairs and financial condition, has had an opportunity to discuss with, ask questions of and receive answers from, the GBA Entities and their directors, officers and management regarding the GBA Entities’ business, management and financial affairs and the terms and conditions of the Exchange Offer and the Restructuring as set forth in the Restructuring Term Sheet and has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information necessary for such Non-Series B Secured Debt Obligation Holder to decide to exchange, or not to exchange, its notes or other instruments giving rise to Non-Series B Secured Obligations pursuant to the Exchange Offer as set forth in the Restructuring Term Sheet and otherwise enter into this Agreement;

(iii)
such Non-Series B Secured Debt Obligation Holder understands that the securities to be issued pursuant to the Exchange Offer have not been and will not be registered under the Act and that such securities are being offered and sold pursuant to an exemption from registration contained in the Act; such Non-Series B Secured Debt Obligation Holder further acknowledges and understands that such securities may not be offered or sold within the United States or to, or for the account or benefit of a U.S. Person within the meaning of Regulation S promulgated under the Act, except in accordance with Regulation S or pursuant to a duly available exemption from the registration requirements of the Act, unless such securities are subsequently registered under the Act; such Non-Series B Secured Debt Obligation Holder understands that the GBA Entities have no obligation or present intention of registering such securities in the United States pursuant to the Act; and such Non-Series B Secured Debt

Obligation Holder is an “Accredited Investor” within the meaning of Regulation D promulgated under the Act; and

(iv)
as of the date of this Agreement, such Non-Series B Secured Debt Obligation Holder is not aware of any event that, due to any fiduciary or similar duty to any other Person, would prevent it from taking any action required by, or on behalf of, it under this Agreement.

(d)           Each Other Debt Obligation Holder further represents and warrants to the other Parties that:

(i)
as of the date of this Agreement, such Other Debt Obligation Holder is the sole beneficial owner of, or the investment adviser, agent, affiliate, manager or other representative for the sole beneficial owners of, (A) the amount of the Other Debt Obligations set forth below such Other Debt Obligation Holder’s name on the signature pages hereto, with full power and authority to dispose of such obligations and any notes or other instruments related thereto, to vote and consent to matters concerning the Other Debt Obligations, to exchange, assign and Transfer any notes or other instruments giving rise to Other Debt Obligations and to bind the beneficial owner of such Other Debt Obligations to this Agreement and (B) the shares of common stock of Parent as set forth below such Other Debt Obligation Holder’s name on the signature pages hereto, with full power and authority to vote on and consent to matters concerning such common stock, and, other than pursuant to this Agreement, such common stock is free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Other Debt Obligation Holder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed.

(ii)
such Other Debt Obligation Holder is a highly sophisticated investor and has substantial experience in evaluating and investing in private placement securities in companies similar to the GBA Entities so that it is capable of evaluating, and has independently evaluated, the merits and risks of its investment in the GBA Entities and has the capacity to protect its own interests; such Other Debt Obligation Holder understands that it may be required to bear the economic risk of this investment indefinitely and has independently concluded that it is financially able to bear those risks indefinitely; such Other Debt Obligation Holder is aware of the GBA Entities’ business affairs and financial condition, has had an opportunity to discuss with, ask questions of and receive answers from, the GBA Entities and their directors, officers and management regarding the GBA Entities’ business, management and financial affairs and the terms and conditions of the Exchange Offer and the Restructuring as set forth in the Restructuring Term Sheet and has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information necessary for such Other Debt Obligation Holder to decide to exchange, or not to exchange, its notes or other instruments giving rise to Other Debt Obligations pursuant to the Exchange Offer as set forth in the Restructuring Term Sheet and otherwise enter into this Agreement;

(iii)
such Other Debt Obligation Holder understands that the securities to be issued pursuant to the Exchange Offer have not been and will not be registered under the Act and that such securities are being offered and sold pursuant to an exemption from registration contained in the Act; such Other Debt Obligation Holder further acknowledges and understands that such securities may not be offered or sold within the United States or to, or for the account or benefit of a U.S. Person within the meaning of Regulation S promulgated under the Act, except in accordance with Regulation S or pursuant to a duly available exemption from the registration requirements of the Act, unless such securities are subsequently registered under the Act; such Other Debt Obligation Holder understands that the GBA Entities have no obligation or present intention of registering such securities in the United States pursuant to the Act; and such Other Debt Obligation Holder is an “Accredited Investor” within the meaning of Regulation D promulgated under the Act; and

(iv)
as of the date of this Agreement, such Other Debt Obligation Holder is not aware of any event that, due to any fiduciary or similar duty to any other Person, would prevent it from taking any action required by, or on behalf of, it under this Agreement.

7.           Good Faith.  Each Party agrees to cooperate in good faith with each other to facilitate the performance by the Parties of their respective obligations hereunder and the purposes of this Agreement.

8.           Amendments and Modifications.  Except as otherwise expressly provided in this Agreement, and subject to Section 4 above, this Agreement shall not be amended, modified or supplemented, except in writing signed by each Party hereto.  Notwithstanding the foregoing, the GBA Entities, upon the written consent of the Secured Creditors, may extend the expiration date of the Exchange Offer to any date not later than January 31, 2013, if at the time of any such extension the conditions to closing set forth in the Exchange Offer shall not have been satisfied or waived as provided in this Agreement.

9.           No Waiver.  Each Party expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, or does, in any manner waive, limit, impair or restrict the ability of any Party to protect and preserve all of its rights, remedies and interests, including, without limitation, with respect to its claims against and interests in the GBA Entities.

10.           Further Assurances.  Each Party hereby further covenants and agrees to execute and deliver all further documents and agreements and take all further action that may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

11.           Complete Agreement.  This Agreement, including the schedules and annexes hereto, if any, constitutes the complete agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof.  The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.

12.           Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, or (b) mailed by first class, registered or certified mail, postage prepaid, or (c) transmitted by overnight courier, or

(d) transmitted by telecopy, and in each case, if to any of the GBA Entities, at the address set forth below:

c/o Groen Brothers Aviation, Inc.
2640 West California Avenue, Suite A
Salt Lake City, Utah 84101
Facsimile: (801) 973-4027
Attention: Directors

If to a Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder or Other Debt Obligation Holder, to the address set forth on the signature pages to this Agreement.  Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction.

14.           Jurisdiction.  By its execution and delivery of this Agreement, each Party irrevocably and unconditionally agrees that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in any Federal or State court in New York, New York, for that purpose only, and by execution and delivery of this Agreement each Party hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding.

15.           Consent to Service of Process.  Each Party irrevocably consents to service of process by mail at the address listed with the signature of each such party on the signature pages to this Agreement.  Each Party agrees that its submission to jurisdiction and consent to service of process by mail is made for the express benefit of each of the other parties to this Agreement.

16.           Specific Performance.  It is understood and agreed by each Party that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance, injunctive, rescissionary or other equitable relief as a remedy for any such breach.

17.           Headings.  The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

18.           Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of each Party and their respective successors, permitted assigns, heirs, executors, administrators and representatives.  The agreements, representations and obligations of the Parties are, in all respects, several and not joint.

19.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as a delivery of a manually executed counterpart of this Agreement.  Any Series B Preferred Stock Obligation Holder, Non-Series B Secured Debt Obligation Holder or Other Debt Obligation Holder may become party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement or a Joinder.

20.           No Third-Party Beneficiaries.  Unless expressly stated in this Agreement, this Agreement shall be solely for the benefit of the Parties, and no other Person or entity shall be a third-party beneficiary hereof.

21.           Consideration.  It is acknowledged by the Parties that no consideration shall be due or paid to the Series B Preferred Stock Obligation Holders, Non-Series B Secured Debt Obligation Holders or the Other Debt Obligation Holders for their agreements contained herein or to execute any definitive documents in connection with the Restructuring in each case other than the consideration to such Parties contemplated in the Restructuring as provided for in the Restructuring Term Sheet.

22.           Acknowledgement of Risks.  Each Party has received and reviewed this Agreement and believes that it has received all such information as it deems necessary and appropriate to enable it to evaluate whether to enter into this Agreement.

23.           Effective Date.  This Agreement shall become effective when this Agreement is executed and delivered by each GBA Entity, Series B Preferred Stock Obligation Holder and Non-Series B Secured Debt Obligation Holder and shall be null and void if not signed by each and every of the aforementioned parties.

24.           Non-Disclosure.  The existence and terms of this Agreement (including the Restructuring Term Sheet) and the status, terms, conditions and other facts with respect to the Restructuring or the Parties’ discussions of a potential restructuring are strictly confidential and shall not be disclosed to anyone without first obtaining the GBA Entities’ and Secured Creditors’ prior written consent, except that such disclosure may be made (i) by the GBA Entities to Series B Preferred Stock Obligation Holders, Non-Series B Secured Debt Obligation Holders and Other Debt Obligation Holders for the purposes of securing their agreement to become Party hereto, (ii) with respect to any Party, to such Party’s directors, officers, employees, consultants and legal counsel and any third parties from whom consent may be required for execution or performance of the Definitive Transaction Documents (as defined in the Restructuring Term Sheet), in each case on a need-to-know basis so long as such recipients are informed of the confidential nature of such information (it being understood that the disclosing Party shall be responsible for any breach of these confidentiality provisions by any of its directors, officers, employees, consultants, legal counsel or by any third party that has received confidential information from such Party), and (iii) if, upon the advice of recognized securities counsel, such disclosure must be made in order to comply with applicable law, regulation or legal or judicial process provided that, where such disclosure is required, the disclosing Party shall provide the other Party with a reasonable opportunity to review the disclosure, to the extent practicable and permissible by law before it is made, and to interpose its own objections to, or seek to limit, the disclosure.

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ANNEX A

RESTRUCTURING TERM SHEET

February 28, 2012

This term sheet (the “Term Sheet”) outlines the principal terms of a restructuring transaction (the “Transaction”) proposed by Groen Brothers Aviation, Inc. (“GBA, Inc.” and, together with its affiliates and subsidiaries, “GBA”) involving (i) holders of outstanding shares of common stock of GBA, Inc. (the “Existing Common Stock”), (ii) holders of all outstanding shares of GBA, Inc.’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”),

(iii) $48,143,710.001 in debt obligations of GBA, Inc. owed in respect of its shares of Series B 15% Cumulative Preferred Stock (the “Series B Preferred Stock Obligations”),

(iv) $90,764,169.571 in debt obligations of GBA (other than the Series B Preferred Stock Obligations) owed to affiliates of Secured Debt Obligations, and (v) certain holders of other outstanding debt obligations owed by GBA (“Other Debt Obligations”), the aggregate amount of which is $30,322,5521.

The proposed terms and conditions set forth in this term sheet are intended merely as an outline of certain material terms of a potential transaction and are provided for discussion purposes only and do not constitute an offer, agreement or binding commitment by or on behalf of any party.  This term sheet does not include descriptions of all of the terms, conditions and other provisions that would be contained in definitive documentation relating to the proposed Transaction and is not intended to limit the scope of discussion and negotiation of any matters not consistent with the specific matters set forth herein.  This term sheet is not a binding obligation to consummate the proposed Transaction.  Any such obligation will be created only by definitive agreements, the provisions of which will supersede this term sheet.

The Transaction outlined in this term sheet remains subject, in all respects to, among other things, due diligence, execution of definitive transaction documentation mutually acceptable to the parties (the “Definitive Transaction Documents”), entry into satisfactory agreements with management of GBA (“Management”), the satisfaction of customary terms and conditions contained in any Definitive Transaction Documents, and certain other approvals.

Note 1: estimated debt outstanding as of 31 December 2011 1. Overview
The objective of the Transaction is to deleverage and rationalize GBA’s balance sheet and businesses in such a manner as to (i) benefit all of GBA’s existing stakeholders, (ii) retain the ‘good will’ reputation of GBA within the aerospace industry and at the United States Department of Defense and (iii) best position GBA to raise additional capital to further develop and exploit its technologies, all in the shortest time, at the lowest cost and with the most positive impact on GBA and its stakeholders going forward.
The Transaction will be effected through (a) the transfer of substantially all of GBA’s assets into one or more newly-created subsidiaries of GBA, Inc. (“Newcos”) and (b) the exchange of all Series B Preferred Stock Obligations, Secured Debt Obligations and Other Debt Obligations held by participating holders for beneficial ownership in Newcos in the aggregate amounts outlined in Section 4 below.  Non-participating holders of Other Debt Obligations, and all other debt obligations of GBA, Inc., will be left intact as obligations of GBA, Inc.  In addition, GBA, Inc. may be merged into a shell Delaware corporation, resulting in GBA, Inc. becoming a Delaware corporation.

2. Exchange/Rationalization of Balance Sheet
The exchange of all of the Series B Preferred Stock Obligations, Secured Debt Obligations and Other Debt Obligations held by participating holders will rationalize GBA’s balance sheet by eliminating approximately $170 million of debt obligations owed by GBA, thus allowing GBA to utilize free cash flow for its operations (including payment to trade creditors in the ordinary course of business) and to accomplish the restructuring contemplated hereby.  In addition, it will result in a significantly cleaner balance sheet for GBA, thus opening the door for additional fundraising though private equity investments, an E5-B Immigration Program or a secondary public offering.

3. Organizational Structure
Following the exchange outlined in subparagraph (b) of Section 1 above, beneficial ownership of Newcos will be allocated among (i) GBA, Inc. (4% in the aggregate),
(ii) holders of Series B Preferred Stock Obligations and Secured Debt Obligations (approximately 70.38% in the aggregate, assuming participation in the exchange by all holders of Other Debt Obligations), (iii) participating holders of Other Debt Obligations (approximately 16.62% in the aggregate, assuming participation by all holders of Other Debt Obligations), and (iv) Management (9.0% in the aggregate).

4. Treatment of Stakeholders
The treatment of GBA’s stakeholders immediately following the consummation of the Transaction will be as follows:

Holders of Existing Common Stock – will remain intact as shareholders of GBA, Inc. (and will thus through their ownership in GBA, Inc. in the aggregate beneficially own 4% of the outstanding equity in Newcos).

Holders of Series A Preferred Stock – will remain intact as preferred shareholders of GBA, Inc. under the terms of the documents governing such preferred stock.

Holders of Series B Preferred Stock Obligations and Secured Debt Obligations – will in the aggregate beneficially own at least approximately 70.38% of the outstanding equity in Newcos.  This aggregate beneficial ownership percentage will increase proportionally if holders of Other Debt Obligations holding less than the full amount (in the aggregate) indicated in the introduction to this Term Sheet participate in the exchange outlined in subparagraph (b) of Section 1 above.

Participating Holders of Other Debt Obligations – will in the aggregate beneficially own up to approximately 16.62% of the outstanding equity in Newcos.  This aggregate beneficial ownership percentage will decrease proportionally if holders of Other Debt Obligations holding less than the full amount (in the aggregate) indicated in the introduction to this Term Sheet participate in the exchange outlined in subparagraph (b) of Section 1 above, though the ownership percentage of any individual holder of Other Debt Obligations will not decrease in such a case.

Management – will in the aggregate beneficially own 9% of the outstanding equity in Newcos.

Non-Participating Holders of Other Debt Obligations – will remain intact as holders of debt in GBA, Inc. under the terms of the instruments governing such obligations.